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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported)           July 10, 2001
                                                           --------------------


                           TransTechnology Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-7872                   95-4062211
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(State or Other Jurisdiction         (Commission               (IRS Employer
      Of Incorporation)               File Number)           Identification No.)


150 Allen Road, Liberty Corner, New Jersey                         07938
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 (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code         (908) 903-1600
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          (Former Name or Former Address, if Changed Since Last Report)
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                           TRANSTECHNOLOGY CORPORATION

                                   FORM 8-K/A

The Form 8-K filed by the registrant on July 25, 2001 is hereby amended and supplemented as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro Forma Financial Information.

                  Pro Forma Financial Statements Introduction

                  Pro Forma Condensed Balance Sheet, dated July 1, 2001

                  Pro Forma Condensed Statement of Operations for the Three Months Ended July 1, 2001

                  Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 2001

                  Notes to Pro Forma Condensed Financial Statements

         (c)      Exhibits.

         Exhibit           Description
         -------           -----------
         99.1              Pro Forma Financial Statements Introduction

         99.2              Pro Forma Condensed Balance Sheet, dated July 1, 2001

         99.3              Pro Forma Condensed Statement of Operations for the
                           Three Months Ended July 1, 2001

         99.4              Pro Forma Condensed Statement of Operations for the
                           Twelve Months Ended March 31, 2001

         99.5              Notes to Pro Forma Condensed Financial Statements

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRANSTECHNOLOGY CORPORATION

                                      By: /s/ Joeseph F. Spanier
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                                      Its:   Chief Financial Officer
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                                      Date:  September 24, 2001
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